SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 15, 1995



                          Amwest Insurance Group, Inc.
             (Exact name of Registrant as specified in its charter)



         Delaware                      1-9580                  95-2672141
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File number)           Identification No.)



6320 Canoga Avenue, Suite 300, Woodland Hills, California              91367
       (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code   (818)704-1111





                 This document contains a total of 4 pages. The
                        exhibit index begins on Page 3.





                               Page 1 of 4 Pages

                  ITEM 5.  Other Events.

                  On December 15, 1995, the Registrant announced the affirmation by the Supreme Court of the State of California pertaining to the decision by the Second District Court of Appeal overturning Insurance Code Section 1861.135 which exempted surety from major provisions of California Proposition 103.

                  A  copy  of  the  press  release  dated   December  15,  1995,
         announcing the above is attached hereto as Exhibit 99-1.

                  ITEM 7.  Financial Statements and Exhibits

                  The following is furnished as an Exhibit to this report:

                  99-1  Press Release of Registrant dated December 15, 1995.



                                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   AMWEST INSURANCE GROUP, INC.



         Dated: December 21, 1995                 By:/s/ STEVEN R. KAY
                                                      Steven R. Kay
                                                   Senior Vice President
                                                  Chief Financial Officer



                            Page 2 of 4 Pages

                                                  INDEX OF EXHIBITS


Exhibit                                                 Sequentially
Number                   Description                 Numbered Page (*)

99-1           Press Release of Registrant dated             4
                           December 15, 1995.


                  (*) This information appears only in the manually signed original of this Current Report on Form 8-K.






                               Page 3 of 4 Pages